SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) March 22, 2004


                               CONOLOG CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                     0-8174                   52-0853566
 -------------------------         ------------           -------------------
  (State or other juris-           (Commission              (IRS Employer
 diction of Incorporation)         File number)           Identification No.)


                  5 Columbia Road, Somerville, New Jersey 08876
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (908) 722-8081
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               Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 12. Results of Operations and Financial Condition

         On March 22, 2004, Conolog Corporation issued a press release announcing its financial results for the quarter ended January 31, 2004, a copy of which is attached hereto as Exhibit 99 and is hereby incorporated into this report by reference to this exhibit.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONOLOG CORPORATION



                                          By  /s/ Robert. Benou
                                              ---------------------------------
                                              Chairman, Chief Executive Officer
                                              and Chief Financial Officer


Dated:  March 23, 2004